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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 15, 2002
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                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


        Delaware                      0-20190                    14-1673067
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(State or other jurisdic-           (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


   2165 Technology Drive, Schenectady, New York                     12308
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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        (Former name or former address, if changed since last report.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Authentidate Holding Corp. ("AHC") acquired the outstanding stock of Authentidate International, AG previously held by two other shareholders. Prior to the acquisition, AHC, through its subsidiary owned 39% of the oustanding stock of Authentidate AG. As a result of the acquisition, AHC now owns 100% of Authentidate AG.

        Pursuant to the Stock Purchase Agreement dated as of March 4, 2002, AHC issued an aggregate of 1,402,500 shares of its common stock to the sellers, and also issued 100,000 common stock warrants with an exercise price of $5.00 per share. In addition, the sellers returned 250,000 common stock warrants previously held by them to purchase AHC at an exercise price of $8.03 per share.

        In addition, the sellers agreed to place an aggregate of 300,000 shares of the AHC Common Stock issued to them into a six month escrow to provide for potential breaches of representations and warranties contained in the Stock Purchase Agreement regarding the financial condition and operations of Authentidate AG.

        In connection with the acquisition, AHC also entered into a three year employment agreement with Jan Wendenburg, pursuant to which Mr. Wendenburg will serve as President of Authentidate AG.

        The parties completed the transaction effective on March 15, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)(b) Financial Statements and Pro Forma Financial Information

        The financial statements and related pro forma financial statements required in accordance with Form 8K and Regulation SX shall be filed within 60 days of the required filing date of this Report.

(c) Exhibits. The exhibits designated with an asterisk (*) are filed herewith. All other exhibits have been previously filed with the Commission and, pursuant to 17 C.F.R. Secs. 20l.24 and 240.12b-32, are incorporated by reference to the document referenced in brackets following the descriptions of such exhibits.

        2.1 Form of Stock Purchase Agreement dated as of March 4, 2002 by and among AUTHENTIDATE HOLDING CORP., a Delaware corporation ("AHC") with its principal offices located at 2165 Technology Drive, Schenectady, N.Y. 12308, AUTHENTIDATE INTERNATIONAL, AG, a German corporation ("AG") with its principal offices located at Kaiserswerther Str. 115, D-40880, Ratingen, Germany, PFK ACQUISITION GROUP 01 and WINDHORST NEW TECHNOLOGIES AG.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002                          AUTHENTIDATE HOLDING CORP.
                                               (Registrant)

                                               By /s/ Dennis H. Bunt
                                                  ---------------------------
                                               Dennis H. Bunt
                                               Chief Financial Officer



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